UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Sec. 240.14a-11 (c) or Sec. 240.14a-12

CONCURRENT COMPUTER CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of  Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee   (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount in which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

RETURN OF PROXY

Please follow the instructions for voting provided to you and vote your shares even if you plan to attend the meeting.  If you attend the meeting and vote in person, the proxy will not be used.  The immediate return of your proxy will be of great assistance in preparing for the meeting and is therefore urgently requested.

Dear Fellow Stockholder:

You are cordially invited to attend a Special Meeting of the Stockholders of Concurrent Computer Corporation (“Concurrent”) to be held at Concurrent’s corporate office, 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, at 9:00 a.m. local time, on June 29, 2011.

At this meeting, you are being asked to approve an amendment to Concurrent’s Restated Certificate of Incorporation that would reduce the number of authorized shares as follows:

•	from 100,000,000 shares to 14,000,000 shares of common stock, par value $0.01 (the “Common Stock”); and
•	from 25,000,000 shares to 1,250,000 shares of series preferred stock, par value $0.01 (the “Series Preferred Stock”).

CONCURRENT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REDUCE OUR AUTHORIZED SHARES.

Your vote is important.  To be sure your shares are voted at the meeting, even if you plan to attend the meeting in person, please follow the instructions provided to you and vote your shares today.  This will not prevent you from voting your shares in person if you are able to attend.  Your cooperation is appreciated since a majority of the outstanding shares of Concurrent’s Common Stock must be represented, either in person or by proxy, to constitute a quorum.

We look forward to meeting with you on June 29, 2011.

Sincerely,

Dan Mondor
President and Chief Executive Officer

Duluth, Georgia
June 1, 2011

CONCURRENT COMPUTER CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 29, 2011

Notice is hereby given that a special meeting of the stockholders of Concurrent Computer Corporation (“Concurrent”, “we”, “us” or “our”) will be held at Concurrent’s offices, 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, at 9:00 a.m. local time, on June 29, 2011, to consider and act upon the following matters:

(1)	To approve an amendment to Concurrent’s Restated Certificate of Incorporation which would reduce the number of authorized shares:

•	of Common Stock from 100,000,000 shares to 14,000,000 shares; and
•	of Series Preferred Stock from 25,000,000 shares to 1,250,000 shares.

(2)
To consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the amendment to our Restated Certificate of Incorporation.

(3)	To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

Our Board of Directors has established May 26, 2011 as the record date for the determination of stockholders entitled to vote at the special meeting or any adjournment or postponement thereof.  Only holders of record of Common Stock at the close of business on May 26, 2011 will be entitled to vote.  A list of stockholders as of the record date will be available for inspection by stockholders at Concurrent’s headquarters, 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, during regular business hours in the ten-day period prior to the meeting and at the place of the meeting on the day of the meeting.

All stockholders are cordially invited to attend the meeting.

By order of the Board of Directors,

Kirk L. Somers
Executive Vice President and Secretary

Duluth, Georgia
June 1, 2011

CONCURRENT COMPUTER CORPORATION
4375 River Green Parkway, Suite 100
Duluth, Georgia  30096

PROXY STATEMENT

This proxy statement and proxy card are being sent to stockholders on or about June 1, 2011 and are furnished in connection with the solicitation of proxies to be voted at a special meeting of Concurrent stockholders to be held at Concurrent’s offices, 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096 at 9:00 a.m. local time on June 29, 2011.  The enclosed proxy is solicited by Concurrent’s Board of Directors.

The following series of questions and answers highlights selected information from this proxy statement and may not contain all of the information that is important to you.  You should carefully read this entire proxy statement to fully understand the proposed reduction of Concurrent’s authorized shares of Common Stock and Series Preferred Stock to be voted on at the special meeting.

ABOUT THE SPECIAL MEETING

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card because, as of May 26, 2011, you owned shares of our Common Stock.  This proxy statement describes in detail issues on which we would like you, our stockholder, to vote.  It also gives you information on these issues so that you can make an informed decision.

When you execute your proxy, you appoint Dan Mondor and Emory Berry (or any designee of each of them) each as your representative at the meeting or any adjournment or postponement thereof.  Mr. Mondor and/or Mr. Berry (or any designee of each of them) will vote your shares at the meeting or any adjournment or postponement thereof as you have instructed them on the proxy card.  This way, your shares will be voted whether or not you attend the special meeting.  Even if you plan to attend the special meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Mondor and/or Mr. Berry (or any designee of each of them) will vote your shares, under your proxy, in accordance with their best judgment.

What am I voting on?

Our Board of Directors has unanimously approved, and recommended that our stockholders approve:

(1)            an amendment to our Restated Certificate of Incorporation (the “Charter Amendment”) to effect a reduction in the number of shares we are authorized to issue:

•	from 100,000,000 shares to 14,000,000 shares of Common Stock; and

•	from 25,000,000 shares to 1,250,000 shares of Series Preferred Stock (such share reductions collectively, the “Authorized Share Reduction”); and

(2)           the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Charter Amendment (the “Adjournment Proposal”).

The Charter Amendment will not change the authorized number of shares of Class A Preferred Stock, $100 par value per share (the “Class A Preferred Stock”), which is currently 20,000 shares.

If you approve the Charter Amendment, you would be authorizing our Board of Directors to effect the Authorized Share Reduction by filing a certificate of amendment of our Restated Certificate of Incorporation, in substantially the form attached hereto as Appendix A, with the Secretary of State of the State of Delaware pursuant to which the number of shares we are authorized to issue will be reduced as described above.

Why am I being asked to approve the Authorized Share Reduction?

Our Restated Certificate of Incorporation currently authorizes the issuance of up to 125,020,000 shares of Common Stock, Series Preferred Stock and Class A Preferred Stock.  This number of authorized shares greatly exceeds our  issued shares as of May 26, 2011.  Reducing our authorized shares is expected to significantly lower our potential Delaware franchise tax liability.

Who is entitled to vote?

Stockholders as of the close of business on May 26, 2011 are entitled to vote.  This is referred to as the record date.  Each share of Common Stock is entitled to one vote.

How do I vote?

You may vote via the Internet. Depending on how your shares are held, you may be able to vote via the Internet.  If this option is available to you, you will have received an insert with this proxy statement explaining the procedure.

You may vote via telephone.  Depending on how your shares are held, you may be able to vote via telephone.  If this option is available to you, you will have received an insert with this proxy statement explaining the procedure.

You may vote by mail.  You do this by signing your proxy card and mailing it in the prepaid and addressed envelope.

You may vote in person at the meeting.  Written ballots will be passed out to anyone who wants to vote at the meeting.  If you hold your shares through a broker, bank or other nominee, you must request a legal proxy from your stockbroker in order to vote at the meeting.  Please note that if you request a legal proxy, any previously submitted proxy will be revoked and your shares will not be voted unless you attend the special meeting and vote in person or appoint another proxy to vote on your behalf.

Are voting procedures different if I hold my shares in the name of a broker, bank or other nominee?

If your shares are held in “street name” through a broker, bank or other nominee, please refer to the instructions they provide regarding how to vote your shares or to revoke your voting instructions.  If you hold your shares in the name of a broker, bank or other nominee, the availability of telephone and Internet voting depends on their voting processes.  Street name holders may vote in person only if they have a legal proxy as described above.

How many votes do you need to hold the meeting?

As of May 26, 2011, there were                      shares of Concurrent Common Stock outstanding and each share is entitled to one vote.  A majority of Concurrent’s outstanding Common Stock as of the record date, equal to                               shares, must be present at the special meeting either in person or by proxy in order to hold the meeting and conduct business.  This is called a quorum.

Your shares will be counted as present at the meeting if you:

•	vote via the Internet or by telephone;

•	properly submit a proxy (even if you do not provide voting instructions); or

•	attend the meeting and vote in person.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with a broker, bank or other nominee.  Please sign and return all proxy cards to ensure that all your shares are voted.  You may wish to consolidate as many of your transfer agent accounts or accounts with brokers, banks or other nominees as possible under the same name and address for better customer service.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the meeting.  You may do this by:

•	sending written notice to the corporate secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096 so that it is received prior to June 29, 2011;

•	voting again over the Internet prior to 11:59 p.m., Eastern time on June 28, 2011;

•	signing another proxy with a later date and sending it so that it is received by Concurrent’s corporate secretary prior to June 29, 2011; or

•	voting again at the meeting.

How may I vote for the Charter Amendment proposal?

With respect to the Charter Amendment proposal, you may:

•	vote FOR the Charter Amendment proposal;

•	AGAINST the Charter Amendment proposal; or

•	ABSTAIN from voting on the proposal.

How may I vote for the Adjournment Proposal?

With respect to the Adjournment Proposal, you may:

•	vote FOR the Adjournment Proposal;

•	AGAINST the Adjournment Proposal; or

•	ABSTAIN from voting on the proposal.

Am I entitled to dissent from the Authorized Share Reduction?

No. Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to our proposed Charter Amendment to effect the Authorized Share Reduction and we will not independently provide our stockholders with any such right.

How many votes are required to approve the Charter Amendment?

The Charter Amendment must receive the affirmative vote of a majority of our outstanding Common Stock to be approved.

How many votes are required to approve the Adjournment Proposal?

The Adjournment Proposal must receive the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the meeting and entitled to vote at the meeting.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed card but do not provide voting instructions, your shares will be voted FOR the Charter Amendment and FOR the Adjournment Proposal.  In addition, your proxy will be voted in the discretion of Mr. Mondor and/or Mr. Berry (or any designee of each of them) with respect to any other business that properly comes before the meeting.

If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for purposes of establishing a quorum.  If a quorum is present, however, abstentions will have the effect of a vote AGAINST the Charter Amendment and the Adjournment Proposal.

Will my shares be voted if I do not sign and return my proxy card, vote over the telephone or vote over the Internet?

If your shares are held in “street name” through a bank, broker or other nominee, your brokerage firm may not vote your shares on “non-routine matters,” which includes amendments to our Restated Certificate of Incorporation.  If your brokerage firm has not received voting instructions on a non-routine matter, these shares will be considered “broker non-votes” to the extent that the brokerage firm submits a proxy.  Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but will not be counted in determining the number of shares necessary for approving the proposed Charter Amendment or the Adjournment Proposal.

Can the Board of Directors abandon the Authorized Share Reduction?

Yes.  While we intend to effect the Authorized Share Reduction as soon as practicable, the Board of Directors reserves the right, in its discretion, to abandon the Authorized Share Reduction at any time prior to filing the certificate of amendment with the Secretary of State of the State of Delaware.

What is the Board of Directors’ recommendation?

The Board of Directors has unanimously concluded that the Authorized Share Reduction and the Adjournment Proposal are advisable and in the best interests of Concurrent and its stockholders.  The Board of Directors unanimously recommends that you vote “FOR” the Charter Amendment to effect the Authorized Share Reduction and “FOR” the Adjournment Proposal.

Where do I find the voting results of the meeting?

We will announce preliminary voting results at the meeting and will publish the final results in a Current Report on Form 8-K filed within four business days after the meeting.  The report will be filed with the Securities & Exchange Commission (“SEC”), and you may obtain a copy by contacting the corporate secretary at (678) 258-4000 or the SEC at (800) SEC-0330 for the location of the nearest public reference room, through our website at www.ccur.com or the SEC’s EDGAR system at www.sec.gov.

THE CHARTER AMENDMENT TO EFFECT THE AUTHORIZED SHARE REDUCTION
(Item 1 of Notice)

General

Our Board of Directors has unanimously approved, and recommended that our stockholders approve, the Charter Amendment to effect the Authorized Share Reduction, thereby reducing our authorized shares:

•	from 100,000,000 shares to 14,000,000 shares of Common Stock; and

•	from 25,000,000 shares to 1,250,000 shares of Series Preferred Stock.

If you approve the Charter Amendment, you would be authorizing our Board of Directors to effect the Authorized Share Reduction by filing a certificate of amendment of our Restated Certificate of Incorporation, in substantially the form attached hereto as Appendix A, with the Secretary of State of the State of Delaware pursuant to which the number of shares of Common Stock and Series Preferred Stock we are authorized to issue will be reduced to:

•	14,000,000 shares of Common Stock; and

•	1,250,000 shares of Series Preferred Stock.

The Charter Amendment will not change the authorized number of shares of Class A Preferred Stock, which is currently 20,000 shares.

Reasons for the Authorized Share Reduction

Our Restated Certificate of Incorporation currently authorizes the issuance of up to 125,020,000 shares of Common Stock, Series Preferred Stock and Class A Preferred Stock.  This number of authorized shares greatly exceeds our                               issued shares as of May 26, 2011.

Reducing our authorized shares is expected to significantly lower our potential Delaware franchise tax liability.

As of May 26, 2011, we had                               issued shares of Common Stock.  An additional                            shares are reserved for future issuance under our Second Amended and Restated 2001 Stock Option Plan.  We also have 280,000 shares reserved for issuance upon the exercise of our outstanding warrants and 324,933 shares reserved for issuance of our outstanding options.  The warrants entitle the holder to purchase one share of common stock at an exercise price $16.20 per share and expire in May 2012.  Options have a weighted average exercise price of $25.59 per share and have a weighted average remaining contractual term of 4.75 years.  If the Charter Amendment is approved, we will still have the following number of shares available for issuance:

•	shares of Common Stock; and

•	1,250,000 shares of Series Preferred Stock (includes 1,000,000 shares of our Series A Participating Cumulative Preferred Stock, par value $0.01, reserved for issuance); and

•	20,000 shares of Class A Preferred Stock.

Our Board of Directors believes that it is prudent to decrease the total number of authorized shares from 125,020,000 shares to 15,270,000 shares, including Common Stock, Series Preferred Stock and Class A Preferred Stock, in order to reduce our Delaware tax liability while maintaining an adequate reserve of authorized but unissued shares to save time and money in responding to future events requiring the issuance of additional shares, such as acquisitions or equity offerings. All authorized but unissued shares will be available for issuance from time to time for any proper purpose approved by our Board of Directors (including issuance in connection with stock-based employee benefit plans, future stock splits by means of a dividend and issuances to raise capital or effect acquisitions).  We may also reissue shares held in treasury from time-to-time.

Other than issuing sufficient shares to cover future equity grants under our Second Amended and Restated 2001 Stock Option Plan, there are currently no arrangements, agreements or understandings for the issuance of the additional shares of authorized Common Stock and Series Preferred Stock.

No Appraisal Rights

The Delaware General Corporation Law does not grant the Company’s stockholders dissenters’ rights or rights of appraisal with respect to this proposal and we will not independently provide our stockholders with any such rights.

Required Vote

The affirmative vote of the holders of a majority of the shares of our Common Stock outstanding on the record date will be required to approve the Charter Amendment to effect the Authorized Share Reduction.

CONCURRENT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT TO EFFECT THE AUTHORIZED SHARE REDUCTION.

THE ADJOURNMENT PROPOSAL
(Item 2 of Notice)

Reasons for the Adjournment Proposal

The Adjournment Proposal, if adopted, will permit the adjournmnet of the special meeting to a later date or dates to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve the Charter Amendment. It is possible for us to obtain sufficient votes to approve the Adjournment Proposal but not receive sufficient votes to approve the Charter Amendment.  In such a situation, we could adjourn the meeting for any number of days or hours as permitted under applicable law and attempt to solicit additional votes in favor of the Charter Amendment.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the meeting and entitled to vote at the meeting.

CONCURRENT’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

COMMON STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, to our knowledge, the beneficial ownership of our Common Stock as of April 30, 2011 for directors, our named executive officers, directors and officers as a group, and each person who is a stockholder holding more than a 5% interest in our Common Stock.

	Number of Shares Beneficially Owned(1)		Options Exercisable Within 60 Days(2)	Percent of Outstanding Shares(3)
Directors and Executive Officers:
Emory O. Berry	87,168	(4)	26,750	1.2%
Charles Blackmon	15,830	(5)	7,000	*
Larry L. Enterline	15,830		4,000	*
Paul B. Haddad	59,800	(6)	—	*
C. Shelton James	17,480	(7)	7,000	*
David C. King	66,160	(8)	—	*
Dan Mondor	189,423	(9)	45,001	2.5%
Steve G. Nussrallah	20,830		7,000	*
Kirk L. Somers	70,610	(10)	33,652	1.1%
Directors, Named Executive Officers, and other current officers as a group (9 persons)	543,131		130,403	7.3%
Five Percent Stockholders:
Dimensional Fund Advisors, Inc.	559,353	(11)		6.1%
Mercury Funds	460,775	(12)		5.0%
Skellig Capital Management LLC and Robert M. Neal	541.500	(13)		5.9%
Royce & Associations, LLC	478,597	(14)		5.2%

*      Less than 1.0%
(1)
Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  This table is based upon information supplied by named executive officers, directors and principal stockholders, and Schedule 13Gs filed with the SEC.

(2)	Represents shares that can be acquired through stock option exercises on or prior to June 29, 2011.
(3)
Based on an aggregate of 9,226,929 shares of common stock outstanding as of April 30, 2011.  Assumes that all options exercisable on or prior to June 29, 2011 owned by this person are exercised.  The total number of shares outstanding used in calculating this percentage also assumes that none of the options owned by other persons are exercised.

(4)	Includes 736 shares held for the benefit of Mr. Berry in Concurrent’s 401(k) Retirement Savings Plan.
(5)	Includes 4,000 shares that are held by Mr. Blackmon’s spouse.
(6)	Includes 128 shares held for the benefit of Mr. Haddad in Concurrent’s 401(k) Retirement Savings Plan.
(7)	Includes 200 shares that are held by Mr. James’ spouse.
(8)	Includes 563 shares held for the benefit of Mr. King in Concurrent’s 401(k) Retirement Savings Plan.
(9)	Includes 1,001 shares held for the benefit of Mr. Mondor in Concurrent’s 401(k) Retirement Savings Plan.
(10)	Includes 1,573 shares held for the benefit of Mr. Somers in Concurrent’s 401(k) Retirement Savings Plan.

(11)
Represents shares of common stock beneficially owned by Dimensional Fund Advisors, Inc. (“DFA”).  The address of DFA is 6300 Bee Cave Road, Austin, TX 78746-5149.  This information is included in reliance upon a Schedule 13G/A filed by DFA with the SEC as of December 31, 2010.

(12)
Represents shares of common stock beneficially owned by Mercury Fund VIII, Ltd. (“Mercury VIII”), Mercury Fund IX, Ltd. (“Mercury IX”), Mercury Ventures II, Ltd. (“Mercury Ventures II”), Mercury Management, L.L.C. (“Mercury Management”), and Kevin C. Howe (“Mr. Howe”) (collectively, the “Mercury Funds”).   Mr. Howe exercises voting and disposition power over such shares on behalf of Mercury Management, the General Partner of Mercury Ventures II, which is the General Partner of Mercury VIII and Mercury IX.  Mercury Funds have shared dispositive and voting power with respect to 460,775 shares.  The address of Mercury Funds is 501 Park Lake Drive, McKinney, TX 75070.  This information is included in reliance upon a Schedule 13G/A filed by Mercury Funds with the SEC as of December 31, 2010.

(13)
Represents shares of common stock beneficially owned by Skellig Capital Management LLC and Robert M. Neal (“Skellig & Neal”).  Skellig & Neal have shared dispositive and voting power with respect to 541,500 shares.  The address of Skellig & Neal is 117 East 55th Street, New York, NY 10022. This information is included in reliance upon a Schedule 13D filed by Skellig & Neal with the SEC on February 22, 2011.

(14)
Represents shares of common stock beneficially owned by Royce & Associates, LLC. (“Royce”).  The address of Royce is 745 Fifth Avenue, New York, NY 10151-0099.  This information is included in reliance upon a Schedule 13G/A filed by Royce with the SEC as of December 31, 2010.

OTHER MATTERS

Expenses of Solicitation

All costs of solicitation of proxies will be borne by Concurrent.  In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone and personal interviews.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their related out-of-pocket expenses.

Householding

As permitted by the Securities and Exchange Act of 1934, as amended, only one copy of the proxy statement or the Notice is being delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the proxy statement or annual report.  We will promptly deliver, upon oral or written request, a separate copy of the annual report or proxy statement, as applicable, to any stockholder residing at an address to which only one copy of the proxy statement or the Notice was mailed.  Requests for additional copies should be directed to the corporate secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096.

Stockholders residing at the same address and currently receiving only one copy of the proxy statement or the Notice may contact the corporate secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, to request multiple copies in the future.  Stockholders residing at the same address and currently receiving multiple copies may contact the corporate secretary to request that only a single copy of the proxy statement or the Notice and annual report be mailed in the future.

2011 Stockholder Proposals

Proposals of stockholders for possible consideration at the 2011 Annual Meeting of Stockholders (expected to be held in October 2011) must be received by the corporate secretary of Concurrent not later than May 16, 2011, to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws.  Stockholder proposals should be sent to:

Concurrent Computer Corporation
4375 River Green Parkway
Suite 100
Duluth, Georgia 30096
Attn:  Corporate Secretary-

In addition, a stockholder may bring business before the 2011 Annual Meeting of Stockholders, other than a proposal included in the proxy statement, or may submit nominations for directors, if the stockholder complies with the requirements specified in Concurrent’s Bylaws.  The Bylaws require that a stockholder must:

•
provide written notice that is received by the corporate secretary of Concurrent not less than 60 days nor more than 90 days prior to the date of the annual meeting; provided, however, that if less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to the stockholders, the stockholder’s notice will be timely if received by no later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made; and

•	supply the additional information listed in Article IV of Concurrent’s Bylaws

Management generally will be able to vote proxies in its discretion unless the proponent of a stockholder proposal (a) provides Concurrent with a timely written statement that the proponent intends to deliver a proxy statement to at least the percentage of Concurrent’s voting shares required to carry the proposal, (b) includes the same statement in the proponent’s own proxy materials, and (c) provides Concurrent with a statement from a solicitor confirming that the necessary steps have been taken to deliver the proxy statement to at least the percentage of Concurrent’s voting shares required to carry the proposal.

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any other matters which may come before the meeting.  If any other matters are properly presented to the meeting, the proxy holders intend to vote, or otherwise to act, in accordance with their judgment on such matters.

By Order of the Board of Directors,

Kirk L. Somers
Executive Vice President and Secretary
Duluth, Georgia
June 1, 2011

APPENDIX A

CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
CONCURRENT COMPUTER CORPORATION

Concurrent Computer Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY:

1.      Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended by replacing the first paragraph of Article FOURTH in its entirety with the following:

The total number of shares of capital stock which the Corporation shall have authority to issue is fifteen million two hundred seventy thousand (15,270,000) shares, of which fourteen million (14,000,000) shares shall be Common Stock, $.01 par value, twenty thousand (20,000) shares shall be Class A Preferred Stock, $100 par value, and one million two hundred and fifty thousand (1,250,000) shares shall be Series Preferred Stock, $.01 par value.

2.      This amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this __ day of June, 2011.

Concurrent Computer Corporation

By:
Name:
Title:

A-1

PRELIMINARY
SPECIAL MEETING OF STOCKHOLDERS OF
CONCURRENT COMPUTER CORPORATION
June 29, 2011

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
CONCURRENT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE REDUCTION. For  Against Abstain 1. To approve an amendment to Concurrent’s Restated Certificate of Incorporation to effect a reduction in the number of shares Concurrent is authorized to issue: ·from 100,000,000 shares to 14,000,000 shares of common stock, par value $0.01; and ·from 25,000,000 shares to 1,250,000 shares of series preferred stock, par value $0.01. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSAL 1. CONCURRENT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING. For  Against Abstain 2. To adjourn or postpone the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, proposal 1 has not been approved. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSAL 2 To change the address on your account, please check the box at right and indicate your new address in the address space on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If the signed is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

CONCURRENT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE REDUCTION. To approve an amendment to Concurrent’s Restated Certificate of Incorporation to effect a reduction in the number of shares Concurrent is authorized to issue: from 100,000,000 shares to 14,000,000 shares of common stock, par value $0.01; and from 25,000,000 shares to 1,250,000 shares of series preferred stock, par value $0.01. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSAL 1.  CONCURRENT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ADJOURNMENT OF THE SPECIAL MEETING. To adjourn the special meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve proposal 1.  IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSAL 2  To change the address on your account, please check the box at right and indicate your new address in the address space on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If the signed is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person. For    Against  Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PRELIMINARY
SPECIAL MEETING OF STOCKHOLDERS OF
CONCURRENT COMPUTER CORPORATION
June 29, 2011

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

P	CONCURRENT COMPUTER CORPORATION
R	4375 River Green Parkway
O	Suite 100
X	Duluth, Georgia 30096
Y	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having duly received the Notice of Special Meeting and Proxy Statement of Concurrent Computer Corporation (“Concurrent”), dated May __, 2011 hereby revoke all prior proxies and constitutes and appoints Dan Mondor and Emory Berry, and each of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and to vote, as designated on the reverse side, and to vote in his discretion on all other matters that may properly come before the special meeting or any adjournment or postponement thereof, anyall shares of common stock of Concurrent, par value $0.01, which the undersigned is entitled to vote at the Special Meeting of Stockholders of Concurrent to be held at 9:00 a.m., local time, on Wednesday, June 29, 2011 at Concurrent’s offices at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096 and at any adjournment or postponement thereof.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)